VARIABLE INVESTORS SERIES TRUST
                            2122 York Road, Suite 300
                            Oak Brook, Illinois 60523


Variable Investors Series Trust is a management investment company, sometimes called a mutual fund. It is divided into the following different series or
Portfolios:

                           Small Cap Growth Portfolio
                             World Equity Portfolio
                                Growth Portfolio
                             Matrix Equity Portfolio
                            Growth & Income Portfolio
                          Multiple Strategies Portfolio
                           High Income Bond Portfolio
                         U.S. Government Bond Portfolio


The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Shares of the Portfolios are no longer available for sale as of the date of this Prospectus.

                          Prospectus dated May 1, 2001



                                TABLE OF CONTENTS

SUMMARY

MORE ABOUT PORTFOLIO INVESTMENTS

GENERAL INFORMATION ABOUT THE TRUST

FINANCIAL HIGHLIGHTS

APPENDIX TO PROSPECTUS


                                     SUMMARY



This Prospectus provides important information about Variable Investors Series Trust (the "Trust") and its eight Portfolios. First Variable Advisory Services Corp. (the "Adviser") serves as the investment adviser for all eight Portfolios and employs Sub-Advisers to assist it in managing the Portfolios.

Individuals cannot invest in the shares of the Portfolios directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by First Variable Life Insurance Company ("First Variable Life"). You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The investment objectives of the Portfolios may be changed without shareholder approval.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees, and different sizes.


A Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow.

A Word About the Portfolios

The Portfolios offered in this Prospectus fall into three general investment categories: growth, growth and income and income.

Growth Category

The goal of a Portfolio in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

The Trust's Growth Category includes:

  *  Small Cap Growth Portfolio
  *  World Equity Portfolio
  *  Growth Portfolio

The Growth Portfolio seeks current income as a secondary goal when consistent with its primary goal of capital growth.

Growth and Income Category

The goal of a Portfolio in the growth and income category is to increase the value of your investment over the long term and to provide income. Portfolios in the growth and income category seek to conserve the value of your initial investment and promote long-term growth and income by investing in equity securities and income producing securities.

The Trust's Growth and Income Category includes:

  *  Growth and Income Portfolio
  *  Matrix Equity Portfolio
  *  Multiple Strategies Portfolio

Income Category

Unlike Portfolios in the growth category, where the objective is to make the Portfolio's investments increase in value, Portfolios in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Portfolio's investments. To meet this objective, a Portfolio in the income category buys investments that are expected to pay interest to the Portfolio on a regular basis.

The Trust's Income Category includes:

  *  U.S. Government Bond Portfolio
  *  High Income Bond Portfolio

Small Cap Growth Portfolio
Fact Sheet

Investment Sub-Adviser:  Pilgrim Baxter & Associates, Ltd.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  *  seeks capital appreciation

Investment Strategy

The Portfolio invests primarily in equity securities of companies with small capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.)

The Sub-Adviser believes that generally at least 50% of the Portfolio's assets will be invested in common stocks and convertible securities traded in the over-the-counter market. Convertible securities have characteristics similar to both fixed income and equity securities. At certain times that percentage may be substantially higher. The Portfolio will seek to achieve its objective by investing in companies which the Sub-Adviser believes have an outlook for strong business momentum, growth in earnings and the potential for significant capital appreciation.

The Portfolio will sell securities when the Sub-Adviser believes that:

  * anticipated  appreciation  is no longer  probable
  * alternative  investments offer  superior  appreciation  prospects  or
  * the risk of a decline in market price is too great.

The Portfolio may invest up to 15% of its total assets in foreign issuers.

Primary Investments                Percentage of Total Assets*
---------------------------------------------------------------
Securities of companies with         At least 65%
small capitalizations (market
capitalizations or annual
revenues under $1 billion at
time of purchase)
----------------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests primarily in over-the-counter stocks.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for one and five calendar years.

[The following table will be depicted as a bar chart in the printed material]




1996     27.39%
1997      0.73%
1998     -3.12%
1999     80.66%
2000    -15.10%


The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 2000 was 59.48% (for the quarter ended 12/31/99) and the lowest quarterly return was -32.79% (for the quarter ended 12/31/00).


This table compares the Portfolio's average annual returns to the returns of the Russell 2000 Index for 1 calendar year and since inception.

PERFORMANCE TABLE

                   1 Year     5 Year     Since Inception
                                         (May 4, 1995)

Small Cap Growth    -15.10%   13.79%        17.42%
Russell 2000 Index   -3.03%   10.32%        12.64%

The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies.

World Equity Portfolio
Fact Sheet
Investment Sub-Adviser:  Evergreen Investment Management Co.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

  *  seeks maximum long-term total return

Investment Strategy

The Portfolio will invest primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. At times, the Portfolio may invest up to 100% of its assets in securities principally traded in markets outside the United States. The Portfolio may invest 100% of its assets in the United States in unusual market circumstances where the Sub-Adviser believes that foreign investing may involve undue risks. At times the Portfolio will invest the common stock portion of the Portfolio primarily in securities of issuers with small market capitalizations (market capitalizations or annual revenues under $1 billion at time of purchase.) The Sub-Adviser intends to invest portfolio assets in small capitalization companies that have strong balance sheets and which its research indicates should exceed informed consensus of earnings expectations.

Based on its analysis of the prevailing global economic and investment environment, the Sub-Adviser will seek to identify those countries and industrial sectors it expects to benefit in that environment. Within those countries and industrial sectors, the Sub-Adviser will seek to invest the Portfolio's assets:

* in securities of companies likely to show earnings growth from improving profit margins, new products and/or increased market shares and

* in securities of companies whose potential for growth is not fully reflected in the prices of the companies' stock.

Under normal circumstances, the Portfolio will seek to have represented among its investments issuers located in at least five different countries (one of which may be the United States).

The Portfolio may engage in a variety of foreign currency exchange transactions to protect against uncertainty in the levels of future currency exchange rates. These transactions may include the purchase and sale of foreign currencies and options on foreign currencies and the purchase and sale of currency forward contracts and currency futures contracts and related options.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------

*Common stocks, convertible         At least 65%
securities and warrants to
purchase common stocks and
convertible securities

* Securities of the U.S.            up to 35%
Government or of any foreign
government or any supra-
national entity. Examples of
supranational entities include
the International Bank for
Reconstruction and Development,
the European Steel and Coal
Community, the Asian
Development Bank, and the
InterAmerican Development Bank.
Debt  securities  of any  issuer
rated A or better at the time of
purchase  by Standard & Poor's or
Moody's or of  comparable  quality
as  determined  by the Sub-Adviser.
Cash and money market instruments.

*Common stocks and related          up to 20%
securities of issuers head-
quartered in emerging market
countries.  Emerging market
countries   generally   include
countries  in  the  initial
stage  of  their industrialization
with low per capita income.
--------------------------------------------------------
*At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance to the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991     8.22%
1992    -1.83%
1993    17.32%
1994    10.02%
1995    24.32%
1996    12.33%
1997     9.98%
1998     5.11%
1999    55.46%
2000    -6.01%



The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 43.03% (for the quarter ended 12/31/99) and the lowest quarterly return was -19.65% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the MSCI World Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                      1 Year      5 Year           10 Year

World Equity         -6.01%       13.67%            12.46%
MSCI World Index    -13.18%       12.12%            11.93%

The MSCI World Index is comprised of stocks of the markets of Australia, Europe, Asia, North and South America.

Growth Portfolio
Fact Sheet

Investment Sub-Adviser:  Value Line, Inc.
Investment Category:     Growth

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks capital growth

     * seeks current income as a secondary objective when consistent with its primary objective

Investment Strategy

The Portfolio invests primarily in a diversified portfolio of:

     *    common stocks

     *    securities   convertible   into  or  exchangeable  for  common  stocks
          including   convertible  preferred  stock,   convertible   debentures,
          warrants and options

The investment emphasis of the Portfolio is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stocks, and rights to subscribe for common stocks.

Securities are selected on the basis of their issuers':

     *    long-term potential for expanding their earnings

     *    profitability

     *    size

     *    potential increases in market recognition of their securities

The Portfolio focuses on the long-range view of a company's prospects through analysis of its management, financial structure, product development, marketing ability and other relevant factors. Types of securities held by the Portfolio will vary depending on the Sub-Adviser's analysis of those industries offering the best possibilities for long-term growth. In addition, the Sub-Adviser will consider general economic factors to determine whether, under present business conditions, a portfolio of common stocks with capital growth potential or a more conservative portfolio including preferred stocks and defensive common stocks would be more appropriate.

Primary Investments               Percent of Total Assets*
-----------------------------------------------------------
Equity securities                   At least 80%
-----------------------------------------------------------
* At time of purchase

Investment Risk

The principal risk of investing in the Portfolio is:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1991    34.37%
1992    -7.59%
1993     9.09%
1994    -0.79%
1995    37.12%
1996    25.74%
1997    23.62%
1998    33.29%
1999    34.53%
2000   -14.65%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 35.56% (for the quarter ended 9/30/94) and the lowest quarterly return was -22.22% (for the quarter ended 6/30/94).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                    1 Year        5 Year          10 Year
Growth             -14.65%        18.94%           15.93%
S&P 500 Index      - 9.10%        18.32%           17.45%

The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Growth & Income Portfolio
Fact Sheet
Investment Sub-Adviser:  Credit Suisse Asset Management, LLC
Investment Category:     Growth and Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks to provide growth of capital and income

Investment Strategy

The Portfolio seeks to achieve its growth objective by investing in equity securities which include:

     *    common stocks

     * securities convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

The Portfolio seeks to achieve its income objective by investing in various income producing securities, including dividend-paying equity securities, equity securities of non-dividend paying companies that engage in active share repurchases, fixed income securities and money market instruments.

The portion of the Portfolio invested from time to time in equity securities, fixed income securities and money market securities will vary depending on market conditions and there may be extended periods when the Portfolio is primarily invested in one of them. In addition, the amount of income generated from the Portfolio will fluctuate depending, among other things, on the composition of the Portfolio's holdings and the level of interest and dividend income paid on those holdings. The Portfolio may also purchase without limitation dollar-denominated ADRs. ADRs are issued by domestic banks and evidence ownership of underlying foreign securities. The Portfolio may also invest in Global Depository Receipts ("GDRs"), which are securities convertible into equity securities of foreign issuers.

Primary Investments                      Percent of Total Assets*
------------------------------------------------------------------
Equity securities, including common      No minimum or maximum
stock, preferred stock, convertible
securities, rights and warrants
------------------------------------------------------------------
Fixed income securities, including       No minimum or maximum
intermediate to long term invest-
ment grade corporate debt, mortgage-
backed securities and U.S.
Government securities
------------------------------------------------------------------
Cash and money market instruments, No minimum or maximum including U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds, short term securities and repurchase agreements
-------------------------------------------------------------------
* At time of purchase

Investment Risk

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for one and five calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1996    12.15%
1997    28.20%
1998    12.43%
1999     6.27%
2000     8.79%



The highest quarterly return for the Portfolio from January 1, 1996 to December 31, 2000 was 16.64% (for the quarter ended 12/31/98) and the lowest quarterly return was -14.48% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1 calendar year and since inception.

PERFORMANCE TABLE

                   1 Year     5 Year    Since Inception

Growth & Income     8.79%      13.33%      14.34%
S&P 500 Index      -9.10%      18.32%      17.45%


The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Matrix Equity Portfolio
Fact Sheet

Investment Sub-Adviser: SSgA Funds Management, Inc.

Investment Category:     Growth and Income

Investment Objective

     *    seeks capital appreciation and current income

Investment Strategy

The Portfolio will invest in a diversified portfolio of equity securities that is selected by the Sub-Adviser on the basis of its proprietary analytical model. Sector weights are maintained at a similar level to the S&P 500 Index to avoid unintended exposure to factors such as the direction of the economy, interest rates, energy prices and inflation.

Prior to May 1, 1997, the Matrix Equity Portfolio was known as the "Tilt Utility Portfolio" and sought to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Prior to May 1, 2001, the sub-adviser for the Portfolio was State Street Global Advisers.

Primary Investments          Percent of Total Assets*
-----------------------------------------------------
Equity securities             At least 65%
-----------------------------------------------------
* At time of purchase

Investment Risks

The principal risk of investing in the Portfolio is:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991    29.79%
1992     1.12%
1993    17.87%
1994    -1.05%
1995    33.45%
1996     4.62%
1997    22.05%
1998    21.11%
1999    14.14%
2000   -13.66%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 21.93% (for the quarter ended 12/31/98) and the lowest quarterly return was -13.60% (for the quarter ended 9/30/98).


This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE

                  1 Year        5 Year          10 Year

Matrix Equity    -13.66%         8.79%           12.03%
S&P 500 Index    - 9.10%        18.32%           17.45%


The  S&P  500  Index  is  an  unmanaged   index   generally   considered  to  be
representative of stock market activity.

Multiple Strategies Portfolio
Fact Sheet
Investment Sub-Adviser:  Value Line, Inc.
Investment Category:     Growth and Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     * seeks to achieve as high a level of total return as the Adviser and Sub- Adviser consider consistent with prudent investment risk.

Investment Strategy

The Portfolio invests in equity securities, bonds, and money market instruments in varying proportions, depending upon the Portfolio's Sub-Adviser's assessment of prevailing economic conditions and conditions in the financial markets. The Portfolio's Sub-Adviser will from time to time adjust the mix of investments among the three market sectors to attempt to capitalize on perceived variations in return potential produced by changing financial markets and economic conditions. Major changes in investment mix may occur over several years or during a single year depending upon market and economic conditions.

The Portfolio's investment policies for its stock component are substantially identical to those which have been established for the Growth Portfolio. The Portfolio's investment policies for its bond component are substantially identical to those which have been established for the U.S. Government Bond
Portfolio with one exception. The Portfolio, unlike the U.S. Government Bond Portfolio, may invest in bonds rated at least BBB by Standard & Poor's or Baa by Moody's or unrated bonds judged by the Portfolio's Sub-Adviser to be of comparable quality.

The Portfolio will not hold the same securities as the Growth Portfolio and the U.S. Government Bond Portfolio.

Primary Investments                    Percent of Total Assets*
---------------------------------------------------------------
Equity securities, including common No minimum or maximum stock, preferred stock, convertible securities, rights and warrants
---------------------------------------------------------------
Fixed income securities, including No minimum or maximum intermediate to long term investment grade corporate debt, mortgage-backed securities and U.S. Government securities
---------------------------------------------------------------
Cash and money market instruments, No minimum or maximum including U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds, short term securities and repurchase agreements
-----------------------------------------------------------
Foreign securities and                up to 25%
securities traded in foreign
securities markets
-----------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Foreign Securities Risks

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991    23.43%
1992     3.62%
1993    10.52%
1994    -3.91%
1995    32.24%
1996    18.29%
1997    21.79%
1998    29.15%
1999    28.00%
2000   -12.55%


The highest quarterly return for the Portfolio from January 1, 1991to December 31, 2000 was 25.37% (for the quarter ended 9/30/94) and the lowest quarterly return was -23.18% (for the quarter ended 6/30/94).



This table compares the Portfolio's average annual returns to the returns of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index for 1, 5 and 10 calendar years and since inception.

PERFORMANCE TABLE

                     1 Year      5 Year        10 Year or Since Inception

Multiple Strategies  -12.55%     15.82%               14.11%
S&P 500              - 9.10%     18.32%               17.45%

Lehman Gov/Corp
   Index              10.10%      6.11%                7.35%


The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Lehman Brothers Government/ Corporate Bond Index is comprised of public obligations of the U.S. Treasury and all publicly issued, fixed rate, nonconvertible corporate debt.

U.S. Government Bond Portfolio
Fact Sheet

Investment Sub-Adviser:  Strong Capital Management, Inc.
Investment Categories:   Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     *    seeks current income and preservation of capital.

Investment Strategy

The Portfolio will invest primarily in U.S. Government securities. The securities purchased by the Portfolio generally will be intermediate-term bonds with remaining terms to maturity of five to ten years. A significant portion of the securities held by the Portfolio may consist of mortgage- backed certificates and other securities representing ownership interests in mortgage pools. These include collateralized mortgage obligations. Some of the mortgage-backed securities may be backed by agencies or instrumentalities of the U.S. Government

Primary Investments                  Percent of Total Assets*
--------------------------------------------------------------
U.S. Government Securities           At least 80%
--------------------------------------------------------------
Other debt  securities  rated at     Up to 20%
least BBB by Standard & Poor's or
Baa by Moody's, or of comparable
quality; and in cash and money
market instruments.
-------------------------------------------------------------
* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities.

Prepayment  Risk:  the  risk  that  the  holder  of  a  mortgage   underlying  a
mortgage-backed   security  owned  by  the  Portfolio  will  prepay   principal,
particularly during periods of declining interest rates.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart below illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]


1991    14.70%
1992     6.13%
1993     9.38%
1994    -2.72%
1995    20.18%
1996     2.36%
1997     9.37%
1998     7.79%
1999    -1.90%
2000    11.00%


The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 6.57% (for the quarter ended 6/30/95) and the lowest quarterly return was -9.07% (for the quarter ended 3/31/94).



This table compares the Portfolio's average annual returns to the returns of the Lehman Brothers Government Bond Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE


                       1 Year         5 Year          10 Year

U.S. Government Bond   11.00%         5.62%            7.42%
Lehman Govt. Bond
    Index              10.47%         6.20%            7.22%

The Lehman Brothers Government Bond Index is comprised of public obligations of the U.S. Treasury and all publicly issued debt of U.S. Government agencies.

High Income Bond Portfolio
Fact Sheet
Investment Sub-Adviser:  Federated Investment Counseling
Investment Category:     Income

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective

     * seeks to obtain a high level of current income as is believed to be consistent with prudent investment management.

     * seeks, as a secondary objective, capital appreciation when consistent with its primary objective.

Investment Strategy

The Portfolio invests primarily in fixed income securities which include:

  * corporate bonds and notes
  * discount bonds
  * zero-coupon bonds
  * convertible securities
  * preferred  stocks
  * bonds issued with  warrants
  * securities  of foreign issuers

The Portfolio invests primarily in high yield, higher-risk securities commonly known as "junk bonds."

As part of its securities selection process, the Sub-Adviser continuously analyzes individual issuers, general business conditions and other factors which may be too time consuming or too costly for the average investor. The analysis of issuers may include, among other things:

  * historic and current  financial  conditions
  * current and  anticipated  cash flow and  borrowing  requirements
  * value of assets in relation to historical cost
  * strength of management
  * responsiveness to business conditions
  * credit standing
  * current and anticipated results of operations

Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. The Sub-Adviser will not rely solely on the ratings assigned by the rating services. The Portfolio may invest, without limit, in unrated securities if such securities offer, in the Sub-Adviser's opinion, a relatively high yield without undue risk.

Changing economic conditions and other factors may cause the yield difference between lower-rated and higher-rated securities to narrow. When this occurs, the Portfolio may purchase higher-rated securities if the Sub-Adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

Primary Investments                     Percent of Total Assets*
-----------------------------------------------------------------
Fixed income securities,  including     At least 80%
convertible and non-convertible
debt securities and, to a lesser
extent, preferred stock.
------------------------------------------------------------------

* At time of purchase

Investment Risks

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances.

Credit Risk: the risk that an issuer of a fixed income security owned by the Portfolio may be unable to make interest or principal payments.

Interest Rate Risk: the risk that fluctuations in interest rates may affect the value of the Portfolio's interest-paying fixed income securities. This risk is enhanced with respect to zero coupon securities which tend to respond more to changes in interest rates than do otherwise comparable debt obligations that provide for periodic payment of interest.

The lower ratings of certain securities held by the Portfolio may enhance the risks described above. Lower rated instruments, especially so called "junk bonds," involve greater risks due to the financial health of the issuer and the economy generally and their market prices can be more volatile.

Performance Information

The performance information presented herein is intended to help you evaluate the potential risks of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

This chart illustrates the Portfolio's annual returns for each of the last ten calendar years.

[The following table will be depicted as a bar chart in the printed material.]

1991   27.01%
1992   15.77%
1993   14.91%
1994   -7.08%
1995   18.98%
1996   14.20%
1997   13.54%
1998    3.04%
1999    1.83%
2000  -11.45%



The highest quarterly return for the Portfolio from January 1, 1991 to December 31, 2000 was 11.25% (for the quarter ended 3/31/91) and the lowest quarterly return was -14.39% (for the quarter ended 3/31/94).

This table compares the Portfolio's average annual returns to the returns of the Lehman Single "B" Index and the First Boston High Yield Index for 1, 5 and 10 calendar years.

PERFORMANCE TABLE

                         1 Year       5 Year           10 Year

High Income Bond       -ll.45%         3.80%            8.46%
Lehman Single "B"      - 9.18%         3.88%           10.61%
Credit Suisse High
   Yield Index          -4.87%         4.58%           11.23%


The Lehman Brothers Single "B" is comprised of securities with an issue size of over $100 million which are fixed rate, U.S. dollar denominated and are rated "high yield" by Moody's. The First Boston High Yield Index is designed to mirror the investable universe of the high yield public debt market. Bonds in the Index are U.S. dollar denominated and rated Split BBB and below.

INVESTMENT STYLES

While  each   Portfolio  has  its  own  investment   objectives,   policies  and
limitations, certain Portfolios are managed under a "growth" investment style, or a blend of "value" and "growth" investment styles.

Under a growth investment style, the portfolio manager seeks out stocks of companies that are projected to grow at above-average rates and may appear poised for a period of accelerated earnings. A growth style manager is willing to pay a higher share price in the hope that the stock's earnings momentum will carry the stock's price higher.

Under a value oriented investment style, the portfolio manager buys stocks that are selling for less than their perceived market value. This would include stocks that are currently under-researched or are temporarily out of favor. One of the most common ways to identify value stocks is a low price-to-earnings ratio. Other criteria include a high dividend yield, a strong financial position and balance sheet, a recent company restructuring with the potential to realize hidden values, strong management, and low price-to-book value (net value of the company's assets).

As of the date of this prospectus, the Portfolios categorized by a "growth" style are: Small Cap Growth Portfolio, Growth Portfolio, Multiple Strategies Portfolio, and the Portfolio categorized as "value" is the Growth & Income Portfolio. The Portfolios categorized by a blend of value and growth styles are:
World Equity Portfolio and the Matrix Equity Portfolio.

                        MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with each Portfolio are referred to in the discussion that follows. Additional information appears in the Appendix to this Prospectus.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

Common stock - Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

Preferred stock - Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as ADRs, GDRs, EDRs and IDRs.

Fixed Income Securities

Fixed income securities include a broad array of short, medium and long term obligations, including notes and bonds. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state and federal levels and by companies. Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond.

Fixed periods to maturity are categorized as:

  * Short-term  (generally less than 12 months)
  * Intermediate-  or Medium-term (one to ten years)
  * Long-term (10 years or more)

Commercial paper - is a specific type of corporate or short-term note. In fact, it is very short-term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Mortgage-backed securities - are securities representing interests in "pools" of mortgage loans securitized by residential or commercial property. Payments of interest and principal on these securities are generally made monthly, in effect, "passing through" monthly payments made by individual borrowers on the mortgage loans which underlie the securities.

U.S.  Government  securities - are  obligations  of, or  guaranteed  by the U.S.
Government or its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes, bonds and securities issued by GNMA, are supported by the full faith and credit of the U.S.; others such as securities issued by the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others such as those of FNMA, and FHLMC are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, while still others such as those of the Student Loan Marketing Association, the Tennessee Valley Authority and the Small Business Authority are supported only by the credit of the instrumentality. High quality money market instruments may include:

  *  Cash and cash equivalents
  *  U.S. Government securities
  * Certificates of deposit or other obligations of U.S. banks with total assets in excess of $1 billion
  * Corporate debt obligations with remaining maturities of 12 months or less
  *  Commercial  paper sold by  corporations  and finance  companies
  * Repurchase agreements, money market securities of foreign issuers payable in U.S. dollars, asset-backed securities, loan participations and adjustable rate securities
  *  Bankers' acceptances
  *  Time deposits

Bonds, commercial paper and mortgage-backed securities are not the only types of fixed income securities. Other fixed income securities and instruments include, but are not limited to,

  *  convertible  bonds,  debentures  and  notes
  *  asset-backed  securities
  *  certificates  of  deposit
  *  fixed  time  deposits
  *  bankers'  acceptances
  *  repurchase agreements
  *  reverse repurchase agreements

Money Market Instruments

All of the Portfolios may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser or a Sub-Adviser.

Foreign Securities

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio turnover occurs when a Portfolio sells its investments and buys new ones. In some Portfolios, high portfolio turnover occurs when they engage in frequent trading as part of their investment strategy.

High portfolio turnover may cause a Portfolio's expenses to increase. For example, a Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases a Portfolio's transaction costs and expenses.

Portfolio turnover rates for each Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

As described in the fact sheet for each Portfolio, participation in a Portfolio involves risk - even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolios.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Credit Risk

Credit risk refers to the risk that an issuer of a fixed income security may be unable to pay principal or interest payments due on the securities. To help the Portfolios' Sub-Advisers decide which corporate and foreign fixed income securities to buy, they rely on Moody's and S&P (two nationally recognized bond rating services), and on their own research, to lower the risk of buying a fixed income security of a company that may not pay the interest or principal on the fixed income security.

The credit risk of a portfolio depends on the quality of its investments. Fixed income securities that are rated as investment grade have ratings ranging from AAA to BBB. These fixed income securities are considered to have adequate ability to make interest and principal payments.

Interest Rate Risk

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Portfolio. Fixed income securities such as U.S. Government bonds are subject to interest rate risk. If a Portfolio sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a Portfolio bought an intermediate government bond last year that was paying interest at a fixed rate of 6%, it will have to sell it at a discount (and realize a loss) to attract buyers if they can buy new bonds paying an interest rate of 7%.

Risks of Investing in Below  Investment  Grade Bonds or Junk Bonds

Investing in below investment grade bonds, such as the lower quality, higher yielding bonds called junk bonds, can increase the risks of loss for a Portfolio. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay interest or pay back the full principal amount. Third parties may not be willing to purchase the bonds from the Portfolios, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

Prepayment Risk

Prepayment risk is the risk that the holder of a mortgage underlying a mortgage-backed security owned by the Portfolio will prepay principal, particularly during periods of declining interest rates. This will reduce the stream of cash payments that flow through to the Portfolio. Securities subject to prepayment risk also pose a potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower rate than expected thereby lengthening the maturity of the security and making it more sensitive to interest rate changes.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

Currency Risk: the risk that a foreign currency will decline in value. As long as a Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, a Portfolio's assets may be uninvested and not earning returns. A Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.



Managing Investment Risks

In pursuing their investment objectives, each Portfolio assumes investment risk.

The Portfolios try to limit their investment risk by diversifying their investment portfolios across different industry sectors.

Defensive Investment Strategy

Under normal market conditions, none of the Portfolios intends to have a substantial portion of its assets invested in cash or money market instruments, although the U.S. Government Bond Portfolio will have a substantial portion of its assets in U.S. Government securities. When a Sub-Adviser determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive posture and invest entirely in cash and money market instruments. When a Portfolio is invested in this manner, it may not be able to achieve its investment objective.

Hedging Strategies

Each Portfolio may use investment strategies to limit the risk of price fluctuations and preserve capital. The strategies which may be used by all the Portfolios include, but are not limited to, financial futures contracts, options on financial futures, options on broad market indices and options on securities.

Certain Portfolios may purchase and sell foreign currencies on a spot basis in connection with the settlement of transactions traded in such foreign currencies. These Portfolios may also hedge the risks associated with their investments by entering into forward foreign currency contracts and foreign currency futures and options contracts, generally in anticipation of making investments in companies whose securities are denominated in those currencies.

These investments are often referred to as derivatives. Suitable derivatives for hedging purposes may not always be available.

MANAGEMENT OF THE TRUST

The Adviser, a Massachusetts corporation, has been in the investment advisory business since 1994. The Adviser's address is 2122 York Road, Suite 300, Oak Brook, Illinois 60523. The Adviser has been the investment adviser for the Small Cap Growth and Growth & Income Portfolios since their inception and for the other Portfolios since April 1, 1994.

The Adviser is a wholly-owned subsidiary of First Variable Life, the ultimate parent of which is Irish Life & Permanent plc., a leading insurance and financial services group in Ireland with total assets of over $27.4 billion at December 31, 2000.


The Adviser oversees the Portfolio's day-to-day operations and supervises the purchase and sale of Portfolio investments. The Adviser employs Sub-Advisers to make investment decisions for each of the Portfolios.

The Adviser serves in its capacity as investment adviser through an investment advisory agreement it enters into with the Trust. The Investment Advisory Agreement provides for the Trust to pay all expenses not specifically assumed by the Adviser. Examples of expenses paid by the Trust include custodial fees, and the fees of outside legal and auditing firms. The Trust allocates these expenses to each Portfolio in a manner approved by the Trustees. The Investment Advisory Agreement is renewed each year by the Trustees.

Advisory Fees

Each Portfolio pays the Adviser a fee based on its average daily net asset value. A Portfolio's net asset value is the total value of the Portfolio's assets minus all liabilities.

During 2000, the most recent fiscal year of the Portfolios, each of the Portfolios paid the Adviser the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolios:

Portfolio                Advisory Fee Paid
------------             -----------------
Small Cap Growth               .85%
World Equity                   .70%
Growth                         .70%
Matrix Equity                  .65%
Growth & Income                .75%
Multiple Strategies            .70%
High Income Bond               .70%
U.S. Government Bond           .60%

The percentage of net assets paid to the Adviser as an investment advisory fee for certain Portfolios changes with the amount of net assets in the Portfolio. Generally, the larger the net assets, the lower the fees as a percentage of net assets.

As full compensation for its services under the Investment Advisory Agreement, the Trust pays Adviser a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

   PORTFOLIO          ADVISORY FEE (ANNUAL RATE ON AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO)
   ---------          ------------------------------------------------------------------------
Small Cap Growth      .85 % of average net assets

World Equity          .70 % of first $200 million
                      .625 % of next $300 million
                      .50 % of average net assets over and above $500 million

Growth                .70 % of average net assets

Matrix Equity         .65 % of first $100 million
                      .55 % of average net assets over and above $100 million

Growth & Income       .75 % of average net assets

Multiple Strategies   .70 % of average net assets

High Income  Bond     .70 % of first $40  million
                      .65 % of next $20 million
                      .55 % of next $15 million
                      .50 % of average net assets over and above $75 million

U.S. Government Bond  .60 % of first $200 million
                      .50% of  average net assets over and above $200 million

The Adviser and First Variable Life, as of June 1, 2001, will no longer reimburse Portfolio expenses. Prior to June 1, 2001, the Adviser and First Variable Life have reimbursed expenses to the extent that expenses of a Portfolio, other than Adviser's compensation, exceeded the annual rate of 0.50% of a Portfolio's average net assets (0.25% in the case of the U.S. Government Bond Portfolio).


First Variable Life and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1994, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, First Variable Life is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. First Variable Life is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser and to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

During fiscal 2000, total expenses, including investment advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting an expense limitation in effect during the period:

Growth  Portfolio  - 1.03%
Growth & Income  Portfolio  - 1.25%
High Income Bond Portfolio - 1.20%
Matrix Equity Portfolio - 1.15%
Multiple Strategies  Portfolio - 1.08%
Small Cap Growth Portfolio - 1.35%
U.S. Government Bond Portfolio - .85%
World Equity Portfolio - 1.20%


Sub-Advisers

For all of the Portfolios, the Adviser works with Sub-Advisers, financial service companies that specialize in certain types of investing. However, the Adviser still retains ultimate responsibility for managing the Portfolios. The Sub-Adviser's role is to make investment decisions for the Portfolios according to each Portfolio's investment objectives and restrictions.

The following organizations act as Sub-Advisers to the Portfolio:

 FEDERATED INVESTMENT COUNSELING ("FEDERATED"), Federated Investors Tower, Pittsburgh, PA 15222, is the Sub-Adviser for the High Income Bond Portfolio. Federated, organized as a Delaware business trust on April 11, 1989, is registered as an investment adviser under the Advisers Act. Federated acts as investment adviser to corporate clients, as well as sub-adviser to separate accounts of variable annuity and life insurance products.


Federated is a wholly-owned subsidiary of Federated Investors, Inc. All of the Class A (voting) Shares of Federated Investors, Inc. are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Inc., Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors, Inc.

Mr. Mark E. Durbiano is the portfolio manager for Federated for the High Income Bond Portfolio. Mr. Durbiano joined Federated Investors in 1982, has been the portfolio manager of the High Income Bond Portfolio since April 1, 1994, and is a Senior Vice President of advisory affiliates of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

VALUE LINE, INC. ("VALUE LINE"), 220 East 42nd Street, New York, NY 10017-5891, is the Sub-Adviser for the Growth Portfolio and the Multiple Strategies Portfolio.

Value Line was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). Value Line was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of Value Line's stock. Jean Bernhard Buttner, Chairman, Chief Executive Officer and President of Value Line, owns substantially all of the voting stock of AB&Co. All of the non-voting stock is owned by or for the benefit of the Bernhard family. Value Line currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts.


Nancy L. Bendig is the portfolio manager for Value Line, Inc. for the Growth and Multiple Strategies Portfolios. Ms. Bendig has been a portfolio manager for Value Line, Inc. since 1994. She received her B.A. from Queens College and her MBA from St. John's University.

STRONG CAPITAL MANAGEMENT, INC. ("STRONG"), One Hundred Heritage Reserve, P.O. Box 2936, Milwaukee, WI 53201, is the Sub-Adviser for the U.S. Government Bond Portfolio.

Strong began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals, and institutional accounts, such as pension funds and profit-sharing plans as well as mutual funds. Mr. Richard S. Strong is the controlling shareholder of Strong. Strong also acts as investment adviser for each of the mutual funds comprising the Strong Family of Funds.


Mr. Bradley C. Tank co-manages the U.S. Government Bond Portfolio, the Bond Fund and the Short-Term Bond Fund for Strong. He has over 16 years of investment experience. Mr. Tank joined Strong as a portfolio manager in June 1990. He has managed or co-managed the U.S. Government Bond Portfolio since he joined Strong. For eight years prior to joining Strong, he worked for Salomon Brothers Inc. He was a vice president and fixed income specialist for six years and for the two years prior to that, a fixed income specialist. He received his bachelors degree in English from the University of Wisconsin in 1980 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982, where he also completed the Applied Securities Analysis Program. Mr. Tank chairs Strong's Fixed Income Investment Committee.

Mr. Thomas A. Sontag co-manages the U.S. Government Bond Portfolio. He has over 16 years of industry experience. He joined Strong in November 1998 as a co-portfolio manager of the U.S. Government Bond Portfolio. For 12 years prior to joining Strong, Mr. Sontag worked at Bear Stearns & Co., most recently serving as a Managing Director in the Fixed Income Department from 1990 to November 1998. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his bachelors degree in Economics and Finance from the University of Wisconsin in 1981 and his Masters of Business Administration in Finance from the University of Wisconsin in 1982.


SSgA FUNDS MANAGEMENT, INC. ("SSGA FUNDS MANAGEMENT"), Two International Place, Boston, MA 02110, is the Sub-Adviser for the Matrix Equity Portfolio.

SSgA Funds Management provides the investment management for the Portfolio.

Prior to May 1, 2001, the Portfolio's sub-adviser was State Street Global Advisors ("SSgA"), an investment management division of State Street Bank and Trust Company. SSgA Funds Management is a new corporation formed by SSgA to provide investment advisory services to registered investment companies, effective as of May 1, 2001. All of the same personnel, including portfolio managers, who provided services to the Portfolio for SSgA, will continue to provide these services as employees of SSgA Funds Management.

SSgA uses a team approach in managing the Portfolio. The team of managers is headed by Richard B. Weed. Mr. Weed has managed the Portfolio since September 1996. Mr. Weed received his B.S. from Worcester Institute, an M.S. from MIT Sloan School of Management and an M.S. from Northeastern University. He is a member of the Boston Security Analyst Society.

EVERGREEN INVESTMENT MANAGEMENT COMPANY ("EVERGREEN INVESTMENT"), 200 Berkeley Street, Boston, MA 02116-5034, is the Sub-Adviser for the World Equity Portfolio.

Evergreen Investment (formerly known as Keystone Investment Management Company) was organized in 1932 as a Delaware corporation. First Union Keystone, Inc. ("Keystone") is the corporate parent of wholly-owned operating subsidiaries, which include Evergreen Investment. Keystone is a wholly-owned subsidiary of FUNB-NC which, in turn, is owned by First Union Corporation ("First Union"). First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services.

Mr. Gilman C. Gunn, III is the portfolio manager for Evergreen Investment for the foreign equity component of the World Equity Portfolio. Mr. J. Gary Craven is the senior portfolio manager for Evergreen Investment for the U.S. equity component of the World Equity Portfolio. Messrs. Gunn and Craven have been the portfolio managers since April 1994 and November 1996, respectively.

Prior to joining Evergreen Investment, Mr. Gunn spent 7 years in London as head of Investment Research for Paribas Capital Markets. He spent two years in Kuwait as Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. Mr. Gunn received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons, Business Week, Forbes and international publications.

Mr. J. Gary Craven is a Senior Vice President, Senior Portfolio Manager and Head of Keystone's Small Cap Growth Team. His broad career experience includes public accounting, small business management and retail brokerage. At Invista Capital Management, Gary served as an equity Analyst and Portfolio Manager on both emerging growth and growth portfolios. He is a graduate of the University of Iowa, has 14 years investment experience and is both a Certified Public Accountant and a Chartered Financial Analyst.


CREDIT SUISSE ASSET MANAGEMENT, LLC, ("CSAM") 466 Lexington Avenue, New York, New York 10017-3147, is the Sub-Adviser for the Growth & Income Portfolio. CSAM is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks. Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

Scott T. Lewis and Robert E. Rescoe are responsible for the day-to-day management of the Portfolio. Mr. Lewis has been with CSAM since 1999 as a result of the acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus) by Credit Suisse Group (Credit Suisse). Mr. Lewis joined Warburg Pincus in 1986 and received B.S. and M.B.A. Degrees from New York University. Mr. Rescoe has been with CSAM since 1999 as a result of the acquisition of Warburg Pincus by Credit Suisse. Mr. Rescoe joined Warburg Pincus in 1993 and received a B.A. Degree in Political Science from Tulane University and an M.B.A. Degree in Finance from the University of Texas.




PILGRIM BAXTER & ASSOCIATES, LTD. ("PILGRIM BAXTER"), 825 Duportail Road, Wayne, Pennsylvania 19087, is the Sub-Adviser for the Small Cap Growth Portfolio.
Pilgrim Baxter is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. Through a tender offer completed on September 26, 2000 and a merger completed on October 5, 2000, Old Mutual plc, an English public limited company, acquired the outstanding common stock of United Asset Management Corporation, the parent company of Pilgrim Baxter. Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 5DH, United Kingdom. In addition to advising the Portfolio, Pilgrim Baxter provides advisory services to pension plans, profit sharing plans and other investment companies.


Peter J. Niedland, CFA has been responsible for the day-to-day management of the Portfolio since November 1998. Gary L. Pilgrim, CFA has been responsible for oversight management of the Small Cap Growth Portfolio's investments since the Portfolio's inception. Mr. Niedland worked on the development of Pilgrim Baxter's proprietary research program, QRS. He received his B.A. from the University of Richmond and is a Chartered Financial Analyst. Mr. Niedland has been with Pilgrim Baxter since May 1993. Mr. Pilgrim has been the Chief Investment Officer of Pilgrim Baxter since 1985.

Sub-Advisory Fees

Under the Sub-Advisory Agreements, the Adviser has agreed to pay each Sub-Adviser a fee for its services out of the fees the Adviser receives from the Portfolios. During 2000, the most recent fiscal year of the Portfolios, the Adviser paid the Sub-Advisers fees based on the following percentages of each Portfolio's average daily net assets:

Portfolio                       Sub-Advisory Fee Paid
-------------------------------------------------------
Small Cap Growth                        .60%
World Equity                            .45%
Growth                                  .45%
Matrix Equity                           .40%
Growth & Income                         .50%
Multiple Strategies                     .45%
High Income Bond                        .45%
U.S. Government Bond                    .35%


The percentage of net assets paid to the Sub-Advisers as fees for their services for certain Portfolios changes with the amount of net assets in the Portfolio. Generally the larger the net assets, the lower the fees as a percentage of net assets.

Under the terms of each Sub-Advisory Agreement, the Adviser is obligated to pay each Sub-Adviser, as full compensation for services rendered under the
Sub-Advisory Agreement with respect to each Portfolio, monthly fees at the following annual rates based on the average daily net assets of each Portfolio:

                              Average Daily
Portfolio                      Net Assets             Sub-Advisory Fee
-------------------------------------------------------------------------
Small Cap Growth                 ----                      .60%

World Equity                  First $200 million           .45%
                              Next $300 million           .375%
                              Over $500 million            .25%

Growth                           ----                      .45%

Matrix Equity                 First $100 million           .40%
                              Over $100 million            .30%

Growth & Income                  ----                      .50%

Multiple Strategies              ----                      .45%

High Income Bond              First $40 million            .45%
                              Next $20 million             .40%
                              Next $15 million             .30%
                              Over $75 million             .25%

U.S. Government Bond          First $200 million           .35%
                              Over $200 million            .25%


                       GENERAL INFORMATION ABOUT THE TRUST

Distribution and Redemption

All Portfolios of the Trust sell shares to the separate accounts ("Variable Accounts") of First Variable Life as a funding vehicle for the Contracts offered by First Variable Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the Variable Accounts of First Variable Life, and therefore, are ultimately borne by Contract owners. In addition, other fees and expenses are assessed by First Variable Life at the separate account level. (See the Prospectus for the Contract for a description of all fees and charges relating to the Contract.) As of the effective date of this Prospectus, the shares of the Portfolios of the Trust are no longer offered for sale.

Price of Shares

The Portfolios will buy or sell shares at the price determined at the end of each day during which the New York Stock Exchange is open for trading (see Net Asset Value, below). The Portfolios must receive your order by 4:00 p.m. Eastern time for you to receive the price for that day. The Portfolios will buy or sell shares for orders they receive after 4:00 p.m. at the price calculated for the next day on which the New York Stock Exchange is open.

Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolios. You may obtain a copy of that prospectus, free of charge, from First Variable Life or from the person who sold you the Contract. The Adviser and First Variable Life will not consider an order to buy or sell shares in the Portfolios as received until the order meets the requirements for documentation or signatures described in the prospectus for your Contract. The Portfolios do not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Adviser receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolios may suspend the offer of shares, or reject any specific request to purchase shares from a Portfolio at any time. The Portfolios may suspend their obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Variable Account prospectus that accompanies this Trust Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

The value or price of each share of each Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m. Eastern time, of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of the shares held by each Portfolio at the end of the day, is determined by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. This value is provided to First Variable Life, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolios for orders they received that day.

The value of the investments of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Trustees.

Some of the Portfolios trade securities on foreign markets or in foreign currencies. Those markets are open at different times and occasionally on different days than securities traded on the New York Stock Exchange. Exchange rates for foreign currencies are usually determined at 1:00 p.m. Eastern time rather than 4:00 p.m. Eastern time. These factors may mean that the value of the securities held by these Portfolios may change after the close of business of the New York Stock Exchange.

Dividends and Distributions

Each Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. First Variable Life generally directs that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the Contracts.

Tax Matters

The Trust intends to qualify as a regulated investment company under the tax law and, as such, distributes substantially all of each Portfolio's ordinary net income and net capital gains each calendar year as a dividend to the separate accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Trust expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Trust and its Portfolios intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Trust will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Trust shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This Prospectus sets forth concisely the information about the Trust and each Portfolio that you should know before you invest money in a Portfolio. Please read this Prospectus carefully and keep it for future reference. The Trust has prepared and filed with the Securities and Exchange Commission (Commission) a Statement of Additional Information that contains more information about the Trust and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Trust at 1-800-228-1035 or by writing to the Trust at the following address: 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

Mixed and Shared Funding

The Portfolios may sell their shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Trustees will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither the Trust nor any Portfolio is involved in any material legal proceedings. Neither the Adviser nor any Sub-Adviser is involved in any legal proceedings that if decided against any such party would materially affect the ability of the party to carry out its duties to the Portfolios. None of such persons is aware of any litigation that has been threatened.


                              FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio's financial performance for the period shown. Certain information reflects financial results for a single Portfolio share. The total return figures in the table represent the rate that an investor would have earned on an investment in the Trust (assuming reinvestment of all dividends and distributions). Your total return would be less due to the fees and charges under your variable annuity contract or variable life insurance policy. Ernst & Young LLP has audited this information and its report and the Trust's financial statements, are included in the Statement of Additional Information, which is available upon request.





                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 27.265       $  15.098      $  15.578      $  16.050      $  12.638
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................           (0.371) (3)   (0.199) (3)    (0.000)        (0.152)        (0.091)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.562)         12.366         (0.480)         0.243          3.560
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.933)         12.167         (0.480)         0.091          3.469
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.094)         (0.000)        (0.000)        (0.435)        (0.057)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.128)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.094)         (0.000)        (0.000)        (0.563)        (0.057)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 20.238       $  27.265      $  15.098      $  15.578      $  16.050
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................        (15.10)%         80.66%        (3.12)%          0.73%         27.39%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $  19,383      $  19,098      $  14,638      $  18,254      $  13,803
   Ratios to Average Net Assets:
      Gross Expenses .......................           1.52%          1.68%          1.84%          1.79%          2.38%
      Net Expenses .........................           1.35%          1.35%          1.35%          1.35%          1.35%
      Net Investment Loss ..................         (1.30)%        (1.23)%        (1.20)%        (1.06)%        (0.90)%
   Portfolio Turnover Rate..................         141.51%        172.48%        105.35%        104.72%         72.66%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 20.844       $  13.618      $  14.084      $  15.062      $  13.823
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.063) (3)      0.277          0.130          0.068          0.016
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (0.759)          7.176          0.593          1.392          1.647
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.822)          7.453          0.723          1.460          1.663
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.062)         (0.070)        (0.165)        (0.161)        (0.013)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.174)        (0.126)        (0.051)
   From Net Realized Capital Gains..........         (4.273)         (0.157)        (0.850)        (2.056)        (0.360)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.000)        (0.095)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.335)         (0.227)        (1.189)        (2.438)        (0.424)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.687       $  20.844      $  13.618      $  14.084      $  15.062
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          (6.01)%         55.46%          5.11%          9.98%         12.33%
RATIOS & SUPPLEMENTAL DATA
Net Assets at End of Period (000's).........       $ 15,091       $  24,946      $  23,400      $  24,772      $  24,534
   Ratios to average net assets:
      Gross Expenses .......................           1.70%           1.57%          1.51%          1.47%          1.50%
      Net Expenses .........................           1.20%           1.20%          1.20%          1.20%          1.20%
      Net Investment Income (Loss)..........          (0.32)%          1.71%          0.27%          0.25%          0.10%
   Portfolio Turnover Rate..................         224.01%         163.67%        150.22%        120.50%         61.14%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 53.018       $  41.004      $  34.702      $  30.623      $  25.866
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Loss......................         (0.151)(3)      (0.219)(3)     (0.000)        (0.082)        (0.063)
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (4.723)         13.957         11.465          7.226          6.736
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (4.874)         13.738         11.465          7.144          6.673
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.000)        (0.000)        (0.002)
   From Net Realized Capital Gains..........        (16.804)         (1.724)        (5.163)        (3.065)        (1.914)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................        (16.804)         (1.724)        (5.163)        (3.065)        (1.916)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 31.340       $  53.018      $  41.004      $  34.702      $  30.623
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (14.65)%         34.53%         33.29%         23.62%         25.74%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 58,792       $  78,815      $  84,863      $  65,273      $  54,565
   Ratios to average net assets:
      Gross Expenses........................           1.03%           1.02%          1.03%          1.10%          1.17%
      Net Expenses..........................           1.03%           1.02%          1.02%          1.10%          1.17%
      Net Investment Loss...................          (0.35)%         (0.49)%        (0.39)%        (0.25)%        (0.23)%
   Portfolio Turnover Rate..................          58.75%          56.23%         86.91%         54.74%         67.82%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 18.316       $  16.351      $  14.275      $  15.254      $  15.704
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (Loss).............         (0.001)(3)       0.011          0.047          0.287          0.659
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (1.945)          2.271          2.939          2.965          0.063
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (1.946)          2.282          2.986          3.252          0.722
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.014)         (0.000)        (0.056)        (0.291)        (0.654)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.041)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (4.131)         (0.317)        (0.813)        (3.940)        (0.518)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (4.145)         (0.317)        (0.910)        (4.231)        (1.172)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 12.225       $  18.316      $  16.351      $  14.275      $  15.254
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (13.66)%         14.14%         21.11%         22.05%          4.62%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 13,917      $   22,246      $  22,251      $  14,521      $  14,448
   Ratios to average net assets:
      Gross Expenses........................           1.51%           1.27%          1.48%          1.54%          1.48%
      Net Expenses..........................           1.15%           1.15%          1.15%          1.15%          1.15%
      Net Investment Income (Loss)..........          (0.01)%          0.06%          0.36%          1.63%          3.74%
   Portfolio Turnover Rate..................         179.78%         127.65%        138.23%        169.75%         19.41%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)    Based on monthly average shares outstanding during the period.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 16.539       $  15.901      $  14.567      $  12.421      $  11.171
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.140           0.103          0.112          0.127          0.070
   Net Realized and Unrealized Gain
      on Investments........................          1.039           0.912          1.696          3.351          1.291
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.179           1.015          1.808          3.478          1.361
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.128)         (0.000)        (0.107)        (0.127)        (0.070)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.005)        (0.000)        (0.001)
   From Net Realized Capital Gains..........         (2.648)         (0.377)        (0.362)        (1.205)        (0.040)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (2.776)         (0.377)        (0.474)        (1.332)        (0.111)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 14.942       $  16.539      $  15.901      $  14.567      $  12.421
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................           8.79%          6.27%         12.43%         28.20%         12.15%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 20,848       $ 27,132       $ 28,144       $ 21,061       $ 10,300
   Ratios to Average Net Assets:
      Gross Expenses........................           1.41%          1.26%          1.33%          1.60%          2.63%
      Net Expenses..........................           1.25%          1.25%          1.25%          1.25%          1.25%
      Net Investment Income.................           0.73%          0.59%          0.70%          1.05%          0.82%
   Portfolio Turnover Rate..................          58.14%         94.46%         78.37%        162.94%        131.85%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 21.342       $  17.143      $  14.158      $  12.699      $  12.043
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.045           0.058          0.078          0.103          0.143
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.250)          4.638          4.035          2.629          2.069
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (2.205)          4.696          4.113          2.732          2.212
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.056)         (0.000)        (0.078)        (0.103)        (0.144)
   In Excess of Net Investment Income (1)...         (0.000)         (0.000)        (0.000)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (3.094)         (0.497)        (1.050)        (1.170)        (1.412)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (3.150)         (0.497)        (1.128)        (1.273)        (1.556)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 15.987       $  21.342      $  17.143      $  14.158      $  12.699
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (2) (3)........................         (12.55)%         28.00%         29.15%         21.79%         18.29%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $ 42,488       $  50,406      $  43,296      $  35,119      $  31,884
   Ratios to average net assets:
      Gross Expenses........................           1.09%           1.10%          1.15%          1.21%         1.32%
      Net Expenses..........................           1.08%           1.10%          1.15%          1.19%         1.20%
      Net Investment Income.................           0.25%           0.30%          0.50%          0.69%         1.16%
   Portfolio Turnover Rate..................          55.95%          60.70%         74.00%         45.87%        92.21%


(1)    For 1998 and 1997, amount was less than $0.001 per share.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----

NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.321       $   9.165      $   9.720      $   9.173      $   8.589
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          1.873           0.881          0.766          0.640          0.596
   Net Realized and Unrealized Gain
      (Loss) on Investments.................         (2.782)         (0.713)        (0.471)         0.598          0.624
                                                   --------       ---------      ----------     ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.909)          0.168          0.295          1.238          1.220
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (1.824)         (0.001)        (0.691)        (0.681)        (0.596)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.148)        (0.010)        (0.040)
   From Net Realized Capital Gains..........         (0.000)         (0.011)        (0.011)        (0.000)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (1.824)         (0.012)        (0.850)        (0.691)        (0.636)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $  6.588       $   9.321      $   9.165      $   9.720      $   9.173
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................         (11.45)%          1.83%          3.04%         13.54%         14.20%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  5,945       $  15,467      $  21,516      $  17,916      $  12,835
   Ratios to average net assets:
      Gross Expenses........................           2.18%           1.50%          1.46%          1.64%         1.99%
      Net Expenses..........................           1.20%           1.20%          1.20%          1.20%          1.18%
      Net Investment Income.................           8.56%           7.50%          6.89%          7.15%          7.96%
   Portfolio Turnover Rate..................          15.29%          38.23%         54.70%         91.54%        105.48%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                     2000            1999           1998             1997          1996
                                                     ----            ----           ----             ----          ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 10.118       $  10.322      $  10.161      $   9.938      $  10.510
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income....................          0.803           0.635          0.430          0.630          0.629
   Net Realized and Unrealized Gain
      (Loss) on Investments.................          0.268          (0.831)         0.360          0.299         (0.385)
                                                   --------       ---------      ---------      ---------      ---------
TOTAL FROM INVESTMENT OPERATIONS............          1.071          (0.196)         0.790          0.929          0.244
                                                   --------       ---------      ---------      ---------      ---------
LESS DISTRIBUTIONS:
   From Net Investment Income...............         (0.719)         (0.000)        (0.427)        (0.617)        (0.610)
   In Excess of Net Investment Income.......         (0.000)         (0.000)        (0.008)        (0.000)        (0.000)
   From Net Realized Capital Gains..........         (0.000)         (0.008)        (0.192)        (0.068)        (0.206)
   In Excess of Net Realized Capital Gains..         (0.000)         (0.000)        (0.002)        (0.021)        (0.000)
                                                   --------       ---------      ---------      ---------      ---------
   Total Distributions......................         (0.719)         (0.008)        (0.629)        (0.706)        (0.816)
                                                   --------       ---------      ---------      ---------      ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.470       $  10.118      $  10.322      $  10.161      $   9.938
                                                   ========       =========      =========      =========      =========

TOTAL RETURN (1) (2)........................          11.00%        (1.90)%          7.79%          9.37%          2.36%
RATIOS & SUPPLEMENTAL DATA
   Net Assets at End of Period (000's)......       $  10,794      $  12,588      $  15,470      $   9,679      $  10,734
   Ratios to average net assets:
      Gross Expenses........................           1.65%          1.39%          1.59%          1.73%          1.66%
      Net Expenses..........................           0.85%          0.85%          0.85%          0.85%          0.85%
      Net Investment Income.................           6.61%          5.48%          5.43%          5.86%          5.80%
   Portfolio Turnover Rate..................          77.92%         68.89%         66.12%        124.75%        244.96%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.



See notes to financial statements.



                          INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Trust's operations.

Further information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report discusses market conditions and investment strategies that significantly affected the Trust's performance results during its last fiscal year.



The Trust can provide you with a free copy of these materials or other information about the Trust. You may reach the Trust:

By Mail:  2122 York Road
          Suite 300
          Oak Brook, Illinois 60523

By Phone: 1-800-228-1035

Or you may view or obtain  these  documents  from the  Securities  and  Exchange
Commission:

* Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

* Reports and other information about the Trust are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

* Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. D.C. 20549-0102.

    On the Internet:  www.sec.gov


The Trust's Investment Company Act filing number is 811-4969.




                             APPENDIX TO PROSPECTUS
            DESCRIPTION OF CERTAIN INVESTMENTS, TECHNIQUES AND RISKS


FOREIGN INVESTMENTS


The High Income Bond Portfolio and U.S. Government Bond Portfolio may invest without limit, except as applicable to securities generally, in securities principally traded in foreign markets which meet the criteria applicable to the Portfolio's domestic investments, and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks (except that, under normal market conditions, at least 80% of the assets of the U.S. Government Bond Portfolio will be invested in U.S. Government Securities). The World Equity Portfolio may invest without limitation in securities of foreign issuers. The other Portfolios may invest to a lesser degree in foreign securities.

The Portfolios may invest in securities of foreign issuers directly or in the form of ADRs. ADRs are securities, typically issued by a U.S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs include American Depository Shares and New York Shares.

The Growth & Income Portfolio, Small Cap Growth Portfolio and World Equity Portfolio may also invest in GDRs. GDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depository receipt generally bear all the costs of the unsponsored facility. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Each  Portfolio  may  engage  in  foreign  currency  exchange   transactions  in
connection with its foreign investments.

Foreign Securities Risk Considerations.

Although Portfolios that invest in foreign securities may reduce their overall risk by providing further diversification, the Portfolios will be exposed to the risks listed below. In addition, these risks may be heightened for investments in developing countries:

     *    adverse   effects  from   changing   political,   social  or  economic
          conditions, diplomatic relations, taxation or investment regulations

     *    limitations on repatriation of assets

     *    expropriation

     *    costs associated with currency conversions

     * less publicly available information because foreign securities and issuers are generally not subject to the reporting requirements of the SEC

     * differences in financial evaluation because foreign issuers are not subject to the domestic accounting, auditing and financial reporting standards and practices

     *    lack  of  development  or  efficiency  with  respect  to  non-domestic
          securities   markets  and  brokerage   practices   (including  higher,
          non-negotiable brokerage costs)

     *    less liquidity (including due to delays in transaction settlement)

     *    more price volatility

     * smaller options and futures markets, causing lack of liquidity for these securities

     *    higher custodial and settlement costs

     * change in net asset value of the Portfolio's shares on days when shareholders will not be able to purchase or redeem Trust shares.

The World Equity Portfolio - Emerging Markets. The World Equity Portfolio may invest up to 20% of total assets in common stocks and related securities of issuers headquartered in emerging market countries. These are countries which typically have a Gross Domestic Product per capita below $8,000. The risks of investing in foreign markets are generally intensified for investments in developing markets. Additional risks of investing in such markets include (i) less social, political, and economic stability; (ii) the smaller size of the securities markets in such countries and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; and (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS

The Trust may lend portfolio securities of any Portfolio to broker-dealers and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. Each Portfolio may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


The Trust may, on behalf of each of the Portfolios, enter into reverse repurchase agreements, which involve the sale by the Portfolio of securities held by it with an agreement to repurchase the securities at an agreed upon price, date, and interest payment. The Portfolios will use the proceeds of the reverse repurchase agreements to purchase securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio which invests in foreign securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

A Portfolio may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in a foreign currency.

If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), and may purchase and sell foreign currency futures contracts, as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, these Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio expects to buy are denominated). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis. Hedging transactions involve costs and may result in losses. A Portfolio may also engage in foreign currency exchange transactions not involving the receipt or delivery of U.S. dollars.

The currencies of certain Eastern European countries are not widely traded, and the foreign currency exchange transactions described above may not be available with respect to those currencies.

OPTIONS

For hedging purposes only, each Portfolio may write covered call options and covered put options on securities it owns or in which it may invest. In addition, for hedging purposes only, the Growth & Income Portfolio and the Small Cap Growth Portfolio may buy put options, buy call options and write put options. When a Portfolio writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, a Portfolio takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. A Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Portfolio may also from time to time buy and sell combinations of put and call options on the same underlying security. The Portfolios' use of these strategies may be limited by applicable law.

The Growth & Income Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or currencies or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Growth & Income Portfolio may also invest in futures contracts (interest rate and securities index futures contracts, as applicable) and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CFTC.") Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Growth & Income Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such futures contracts. Although the Growth & Income Portfolio is limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of the Portfolio's assets that may be at risk with respect to futures activities. However, the Growth & Income Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

The Small Cap Growth Portfolio may write covered call options, buy put options, buy call options and write put options, without limitation except as noted in this paragraph. Such options may relate to particular securities or to various indexes and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Small Cap Growth Portfolio may also invest in futures contracts and options on futures contracts (index futures contracts or interest rate futures contracts, as applicable) for hedging purposes so long as aggregate initial margins and premiums required do not exceed 5% of its net assets, after taking into account any unrealized profits and losses on any such contracts it has entered into. However, the Small Cap Growth Portfolio may not write put options or purchase or sell futures contracts or options on futures contracts to hedge more than its total assets unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of its total assets.

These Portfolios will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by their respective Sub-Advisers. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Portfolio bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that the Portfolios will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Over-the-counter options and assets used to cover written over-the-counter options are deemed to be illiquid and, therefore, together with other illiquid securities, cannot exceed each Portfolio's percentage limitation on illiquid securities.

FUTURES CONTRACTS

To hedge against the effects of adverse market changes, each Portfolio may buy and sell futures contracts on debt securities and securities indexes. In addition, each Portfolio may, for hedging purposes, purchase and sell call and put options on such futures or on securities indices themselves, and engage in closing sale and purchase transactions with respect to such options.

When interest rates are rising or stock prices are falling, futures contracts and related options can offset a decline in the value of a Portfolio's securities. When rates are falling or stock prices are rising, futures contracts and related options can secure better rates or prices for the Portfolio than might later be available in the market when it makes anticipated purchases.

Initial margin deposits for futures contracts and premiums paid for outstanding options on futures contracts may not be more than 5% of any Portfolio's total assets. These transactions involve brokerage costs and require the Portfolio to segregate assets to cover its futures contracts and related options positions. The use of futures contracts may involve certain special risks. Futures transactions involve costs and may result in losses. For example, a Portfolio may lose the expected benefit of the transactions if interest rates or stock prices move in an unanticipated manner. Such unanticipated changes in interest rates or stock prices may also result in poorer overall performance by a Portfolio than if the Portfolio had not entered into any futures and options transactions. For more information, see Futures Contracts in the Statement of Additional Information.

BORROWING

Each of the Portfolios may borrow money to the extent permitted by each Portfolio's Investment Restrictions contained in the Statement of Additional Information. For purposes of such restrictions, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financing (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.